Capital Management	12 Months Ended
Dec. 31, 2018
Disclosure of capital management [Abstract]
Disclosure of objectives, policies and processes for managing capital [text block]
17.	Capital Management

The Company manages its cash and cash equivalents, short-term investments, common shares, stock options and share purchase warrants as capital. As the Company is in the exploration and evaluation stage, its principal source of funds for its operations is from the issuance of common shares. The issuance of common shares requires approval of the Board of Directors. It is the Company’s objective to safeguard its ability to continue as a going concern, so that it can continue to explore its Canadian properties and develop the Prairie Creek project for the benefit of its shareholders.